Where Intelligence Meets Infrastructure® 2019 RBC Capital Markets Global Industrials Conference September 10, 2019

NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. 2

Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements, including statements regarding our go-to-market strategies, operational excellence, acceleration of new product development, continued growth in our end markets, net sales growth, organic adjusted operating income and adjusted EBITDA growth, capital allocation and growth strategies and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, market and competitive conditions, cyclical and changing demand in core markets such as municipal spending, residential and non-residential construction, and natural gas distribution, manufacturing and product performance, expectations regarding higher volumes, continued execution of our cost productivity initiatives and improved pricing, warranty exposures (including the adequacy of our warranty reserves), our ability to successfully resolve the issues associated with the Walter Tax Liability, changing regulatory, trade and tariff conditions, the failure to realize any of the anticipated benefits of our acquisition of Krausz within the time period currently expected, the risk that the integration of Krausz’s operations into our own will be more costly, difficult or time consuming than expected, and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our Quarterly Reports on Form 10-Q and most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intent to update forward-looking statements, except as required by law. 3

Mueller Water Products at a Glance HISTORY LTM FINANCIALS END MARKETS* FISCAL YEAR 2018 • Founded 160 years ago as of June 30, 2019 <10% % of Natural gas • Spun off from Walter $ in millions Total utilities Industries in 2006 Net sales $955.4 • Listed on NYSE (MWA) Infrastructure $859.8 90.0% June 1, 2006 ≈60% Repair and replacement Technologies $95.6 10.0% of municipal water • Divested U.S. Pipe (April ≈30% systems 2012) and Anvil (Jan. % of Residential construction 2017) Net Sales Adjusted operating income $145.0 15.2% • Acquired Singer Valve (Feb. 2017) and Krausz Adjusted EBITDA $195.1 20.4% Industries (Dec. 2018) * End market data based on company estimates, rounded to 5%, and includes all sales for Infrastructure and Technologies segments. 4

Focused Strategy and Execution Driving Results Where Intelligence Meets Infrastructure® Committed to delivering sustainable and efficient solutions for our customers and the work they do by bridging the gap between intelligence and infrastructure, helping our customers deliver the most important water resources to their communities and enabling smart cities of the future. IMPLEMENT A DRIVE DELIVER INTEGRATED, GO-TO-MARKET ACCELERATE CONTINUOUSLY CUSTOMER-FOCUSED STRATEGY THAT DEVELOPMENT OF TOWARDS SUPPORT AND LEVERAGES ALL OF NEW PRODUCTS OPERATIONAL ALIGNMENT OUR PRODUCTS EXCELLENCE AND SERVICES We are a trusted partner for our customers with solutions and products that are recognized for their reliability, innovation and ability to deliver the lowest total cost of ownership. We help utilities increase operational efficiencies, improve service levels, prioritize capital spending, ensure access to water, and protect lives and property. OUR CORE VALUES Respect | Integrity | Trust | Inclusion | Safety 5

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MANUFACTURING EXCELLENCE • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Capital investments and efficiencies driving margin expansion and continued investment in DRIVING MARGIN IMPROVEMENT product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INVEST IN EMERGING GROWTH • Proprietary fixed leak detection, pipe condition assessment and smart metering offerings AREAS • Flexible and scalable technology platform for smart water network STRONG BALANCE SHEET AND • Strong balance sheet and cash flow driving balanced and disciplined capital allocation • Enabling growth through capital investments and acquisitions, while returning cash to CASH FLOW shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 6

Products and Markets

Our Leading Product Positions FIRE IRON GATE BUTTERFLY BRASS HYDRANTS VALVES VALVES PRODUCTS PRODUCT PRODUCT PRODUCT PRODUCT #1 POSITION #1 POSITION #1 POSITION #2 POSITION A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane Company estimates based on internal analysis and information from trade associations and distributor networks, where available. 8

Mueller is Uniquely Positioned to Address Utility Pain Points 9

Krausz Industries Krausz is a leader in pipe repair couplings, grips and clamps with a suite of products that can address virtually any water and wastewater pipe connection or repair scenario Broad Portfolio of Products HYMAX Coupling HYMAX Grip HYMAX Versa HYMAX Clamp Two-bolt wide-range Two-bolt wide-range Wide-range wrap-around Two-bolt non-restraint coupling restraint coupling non-restraint coupling wide-range clamp Key End-Uses of Pipe Connection and Repair Products CONNECT RESTRAIN REPAIR pipes of different size and the pipe and reinforce the any type of hole, leak or type integrity of the pipe connection crack Cut off pipe section that requires replacement Connect new pipe section to old pipe section using coupling 10

U.S. Water Infrastructure Requires Substantial Long-Term Investment

REPAIR & REPLACEMENT MARKET

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment[(1)]
- ASCE graded drinking water infrastructure a D[(2)]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
(3)
2000
2010
2020
2030
2040
2050
2060
2070
Year

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[(4)]



TREATMENT
$72.5B
STORAGE
$39.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

MUELLER Mueller Water Products 11

Funding Water Infrastructure Repair Historical Water rates compared to other utilities(1) 600 CPI Utilities (NSA 1982-1984 = 100) 500 400 300 200 100 Utility Sources of Funding 0 • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $6,400(3) 1953 1955 1957 1959 1961 1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items • CPI for water and sewerage maintenance increased 3.3% for 12 months ended June 2019(1) (4) (1) Bureau of Labor Statistics as of June 2019 • 96% funded at state and local government level (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch (3) American Water Works Association 2016 Water and Wastewater Rate Survey • Drinking Water State Revolving Fund (DWSRF) Appropriations: $1.2 Billion (4) RAND Corporation 2017 Report titled “Not Everything is Broken” in FY 2018 12

Focus on Manufacturing Excellence Driving Organic Growth • Infrastructure has strong adjusted EBITDA margins (26.7% over last twelve months) providing a base for future growth • Enhanced operational initiatives driving ongoing productivity improvements to facilitate innovation, increase new product development, and strengthen product margins Capital New Product Investment Development Lean Manufacturing 13

Strong Need for Intelligence in Water Infrastructure Black & Veatch 2018 Strategic Directions in the U.S. Water Industry “The true value of digital water emerges when we move from data harvesting to data science. Collecting information is good. Using data to make better decisions and plan for a safe and abundant supply is game-changing.” Water Conservation Non-Revenue Water Customer Service Focus • 24% of U.S. experiencing drought • Up to 30% of treated water is lost • Awareness/education or abnormally dry conditions(1) or unaccounted for in the water system(4) • Ongoing monitoring • 240,000 water main breaks per year(2) • Growing number of states • Sustainability requiring water loss audits(5) • 27% increase in break rates since 2012(3) (1) U.S. Drought Monitor as of August 13, 2019 (includes contiguous 48 states) (2) EPA Aging Water Infrastructure Research Program (3) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman at Utah State University (4) Navigant Research (5) National Resource Defense Council 14

Technologies Bringing Intelligence to Water Infrastructure Intelligent Water TechnologyTM is Mueller’s full-line of innovative solutions, products and services that actively diagnose, monitor and control the delivery of safe, clean drinking water to consumers and businesses Smart Metering Leak Detection and Pipe Condition Assessment • Provide multiple communication • Detect leaks on platforms transmission and distribution mains; ongoing • Manage water service monitoring remotely • Assess condition of • Improve conservation distribution and with consumption transmission mains information • Provide data analytics to • Optimize operations manage water assets with data analytics 15

Financial Performance

Focused Execution Driving Results PURSUED STRATEGIC GENERATED CASH FLOW IMPROVED PRODUCTIVITY AND OPPORTUNITIES REDUCED COSTS • Leveraged Mueller brand to drive • Strong history of cash flow • Divested Anvil and U.S. Pipe organic growth generation driven by improvements in operating results and • Reorganized the Company around • Acquired Krausz Industries, leader management of working capital product value streams in pipe repair couplings, grips and clamps • Reduced debt by $650 million • Implemented lean manufacturing since September 30, 2008 and other productivity improvement • Acquired automatic control valves tools to fund investments in • Refinanced debt in June 2018 with manufacturing and new product • Acquired and investing in leak $450 million of 5.5% Senior Notes development detection and pipe condition due 2026 assessment technologies • Increased reinvestment in our • Generated $307 million in manufacturing base to accelerate • Acquired and investing in AMI operating cash flow in last three strategies for new product technology years (FY2016 to FY2018) development and operational efficiencies including large casting • Enhanced Smart Water offering • Since December 2016, we have with remote disconnect meter, foundry expansion in Chattanooga, reinvested $145 million in capital Tennessee and new brass integrated leak detection, and expenditures, used $167 million for longer-range communications manufacturing facility in Decatur, acquisitions and returned $173 Illinois capabilities million of cash to shareholders 17

History of Strong Financial Performance Delivered 31% cumulative net sales growth (4.6% CAGR) with 91% cumulative increase in adjusted EBITDA (11.3% CAGR) between 2013 and LTM Q3FY19 leading to adjusted EBITDA margin improvement >600 bps. since 2013 (1) Consolidated Net Sales Consolidated Adjusted EBITDA and ($ in millions) Adjusted EBITDA Margin ($ in millions) $1,200 $250 20.4% 19.5% 19.8% 19.7% 18.1% 20.0% $955 $1,000 $916 $195 $200 16.2% $180 $793 $801 $826 $164 $783 14.0% $156 15.0% $800 $730 $143 $150 $127 $600 $102 10.0% $100 $400 5.0% $200 $50 $0 $0 0.0% FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 LTM FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 LTM Q3FY19 Q3FY19 NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (1) Adjusted EBITDA excludes other charges of $1.4 million in 2013, $3.1 million in 2014, $7.9 million in 2015, $7.2 million in 2016, $21.2 million in 2017, $15.6 million in 2018 and $56.5 million in YTD Q3FY19. 18

Q3 2019 Consolidated Financial Highlights • Net sales increased 9.6% to $274.3 million driven by the acquisition of Krausz and a 4.6% increase in organic net Third Quarter 2019 2018 sales as we benefitted from both higher pricing and shipment volumes Net sales $ 274.3 $ 250.2 • Delivered a 90 basis point year-over-year improvement in our gross margin, excluding the impact of the inventory Adj. operating income $ 52.0 $ 47.3 step-up expense and prior year warranty charge Adj. operating margin 19.0% 18.9% • Adjusted operating income increased 9.9% to $52.0 million in the third quarter driven by performance at Adj. EBITDA $ 65.4 $ 57.9 Infrastructure, partially offset by corporate SG&A expenses and slight decrease at Technologies Adj. EBITDA margin 23.8% 23.1% • Adjusted EBITDA increased 13.0%, or $7.5 million, to $65.4 million driven by improvements at both Adj. net income per share $ 0.24 $ 0.19 Infrastructure and Technologies with adjusted EBITDA conversion margin of 31% compared to 17% in the prior $ in millions except per share amounts year 3Q19 results exclude strategic reorganization and other charges of $2.5 million, Krausz inventory step-up expense of $2.3 million and Walter Energy Accrual of $0.5 million • Adjusted net income per diluted share increased to $0.24 3Q18 results exclude warranty charge of $14.1 million, $6.2 million charge related to debt compared with $0.19 in the prior year refinancing, $2.4 million settlement gain on termination of interest rate swap contracts, and other charges of $2.6 million 19

Full-Year 2019 Outlook* Expectations for full-year 2019, which reflect the current business environment and include the results of Krausz Industries, are as follows: • Growth in all end markets during the fourth quarter of 2019 with municipal spending growth in the mid-single digit range, residential construction growth in the low-single digit range and natural gas distribution growth in the mid-single digit range • Consolidated net sales growth towards the lower end of the 7% to 9% range we communicated in our second quarter earnings release • Growth in adjusted EBITDA towards the midpoint of the 12% to 15% range previously provided (as compared with $180.0 million of adjusted EBITDA in 2018), based on the current outlook for product mix and inflation • Depreciation and amortization about $53 million • Corporate SG&A expenses between $34 million and $35 million • Net interest expense around $21 million and an annual effective income tax rate between 23% and 25% • Capital expenditures about $80 million with ongoing evaluation of additional investment opportunities * Full-Year 2019 Outlook as provided with Third Quarter FY2019 earnings dated August 5, 2019. 20

Strong Balance Sheet with Significant Flexibility • Total debt of $446.2 million and cash and cash equivalents of $140.7 million, after Krausz Industries acquisition, which closed in Q1 FY19 • Net debt leverage was 1.6x at June 30, 2019 • $136 million of excess availability under the ABL at June 30, 2019 Total Debt $1,800 ($ in millions) $1,600 $1,549 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $546 $600 $489 $484 $481 $445 $446 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Q3FY19 21

Balanced and Disciplined Capital Allocation STRATEGIC INVESTMENTS SHAREHOLDERS BALANCE SHEET • Driving growth through capital • Returned $173 million of cash to • Reduced debt by $1.1 billion since investments and acquisitions with shareholders since December March 31, 2006 and $650 million prioritization on capital investments to 2016 through dividends and share since September 30, 2008 improve our manufacturing operations repurchases • Capital structure and net leverage and enhance the technological position provide flexibility to fundamentals in our business • During the third quarter, increased quarterly dividend, which is the support acquisitions and • Expected increase of capital expenditures fourth increase in the last four shareholders to around $80 million, or 8% of sales, in FY2019 from $41 million in FY2017 years • As of June 30, 2019, net debt leverage was 1.6x with cash and • Building pipeline for acquisitions to • During the third quarter, we repurchased $10 million worth of cash equivalents of $140.7 expand product portfolio, leverage million, after Krausz acquisition existing relationships and capabilities, shares and grow geographic footprint • Repurchased $95 million worth of • Acquired Singer Valve to expand product shares since January 2017 with portfolio $150 million available in share • Acquired Krausz Industries, leader in pipe repurchase program repair couplings, grips and clamps to expand product portfolio and geographic footprint 22

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MANUFACTURING EXCELLENCE • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Capital investments and efficiencies driving margin expansion and continued investment in DRIVING MARGIN IMPROVEMENT product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INVEST IN EMERGING GROWTH • Proprietary fixed leak detection, pipe condition assessment and smart metering offerings AREAS • Flexible and scalable technology platform for smart water network STRONG BALANCE SHEET AND • Strong balance sheet and cash flow driving balanced and disciplined capital allocation • Enabling growth through capital investments and acquisitions, while returning cash to CASH FLOW shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 23

Questions

Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 250.2 $ 24.1 $ — $ 274.3 Gross profit $ 92.7 $ 4.5 $ — $ 97.2 Selling, general and administrative expenses 32.1 6.7 8.7 47.5 Strategic reorganization and other charges — — 2.5 2.5 Operating income (loss) (1) $ 60.6 $ (2.2) $ (11.2) $ 47.2 Operating margin 24.2% (9.1)% 17.2% Capital expenditures $ 18.9 $ 1.8 $ 1.7 $ 22.4 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 33.7 Strategic reorganization and other charges 2.5 Krausz inventory step-up amortization 2.3 Walter Energy Accrual 0.5 Income tax benefit of adjusting items (1.1) Adjusted net income $ 37.9 Weighted average diluted shares outstanding 158.8 Adjusted net income per diluted share $ 0.24 (1) We do not allocate interest or income taxes to our segments. 26

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 33.7 Income tax expense (1) 8.9 Interest expense, net (1) 4.2 Walter Energy Accrual 0.5 Pension benefit other than service (0.1) Operating income (loss) $ 60.6 $ (2.2) $ (11.2) 47.2 Strategic reorganization and other charges — — 2.5 2.5 Krausz inventory step-up amortization 2.3 — — 2.3 Adjusted operating income (loss) 62.9 (2.2) (8.7) 52.0 Pension benefit other than service — — 0.1 0.1 Depreciation and amortization 11.3 2.0 — 13.3 Adjusted EBITDA $ 74.2 $ (0.2) $ (8.6) $ 65.4 Adjusted operating margin 25.1% (9.1)% 19.0% Adjusted EBITDA margin 29.7% (0.8)% 23.8% Adjusted EBITDA $ 74.2 $ (0.2) $ (8.6) $ 65.4 Three prior quarters’ adjusted EBITDA 155.6 (1.4) (24.5) 129.7 Trailing twelve months’ adjusted EBITDA $ 229.8 $ (1.6) $ (33.1) $ 195.1 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.9 Long-term debt 445.3 Total debt 446.2 Less cash and cash equivalents 140.7 Net debt $ 305.5 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.6x (1) We do not allocate interest or income taxes to our segments. 27

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 224.1 $ 26.1 $ — $ 250.2 Gross profit $ 83.4 $ (8.9) $ — $ 74.5 Selling, general and administrative expenses 26.4 7.2 7.7 41.3 Strategic reorganization and other charges — — 2.6 2.6 Operating income (loss) (1) $ 57.0 $ (16.1) $ (10.3) $ 30.6 Operating margin 25.4% (61.7)% 12.2% Capital expenditures $ 10.7 $ 2.0 $ (0.2) $ 12.5 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 15.3 Warranty charge 14.1 Strategic reorganization and other charges 2.6 Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit of adjusting items (5.8) Adjusted net income $ 30.0 Weighted average diluted shares outstanding 159.2 Adjusted net income per diluted share $ 0.19 (1) We do not allocate interest or income taxes to our segments. 28

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 15.3 Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax expense (1) 6.0 Interest expense, net (1) 5.3 Pension costs other than service 0.2 Operating income (loss) $ 57.0 $ (16.1) $ (10.3) 30.6 Warranty charge — 14.1 — 14.1 Strategic reorganization and other charges — — 2.6 2.6 Adjusted operating income (loss) 57.0 (2.0) (7.7) 47.3 Pension costs other than service — — (0.2) (0.2) Depreciation and amortization 9.2 1.5 0.1 10.8 Adjusted EBITDA $ 66.2 $ (0.5) $ (7.8) $ 57.9 Adjusted operating margin 25.4% (7.7)% 18.9% Adjusted EBITDA margin 29.5% (1.9)% 23.1% Adjusted EBITDA $ 66.2 $ (0.5) $ (7.8) $ 57.9 Three prior quarters’ adjusted EBITDA 151.8 (6.4) (27.3) 118.1 Trailing twelve months’ adjusted EBITDA $ 218.0 $ (6.9) $ (35.1) $ 176.0 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.8 Long-term debt 444.5 Total debt 445.3 Less cash and cash equivalents 331.5 Net debt $ 113.8 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 0.6x (1) We do not allocate interest or income taxes to our segments. 29

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 636.3 $ 64.8 $ — $ 701.1 Gross profit $ 221.4 $ 10.7 $ — $ 232.1 Selling, general and administrative expenses 88.7 20.2 25.3 134.2 Strategic reorganization and other charges 1.1 — 11.5 12.6 Operating income (loss) (1) $ 131.6 $ (9.5) $ (36.8) $ 85.3 Operating margin 20.7% (14.7)% 12.2% Capital expenditures $ 46.7 $ 4.5 $ 1.7 $ 52.9 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 23.6 Walter Energy Accrual 38.4 Strategic reorganization and other charges 12.6 Transition tax benefit (0.6) Discrete tax benefit of Walter Energy Accrual (7.8) Exit of Canadian pension plans 1.0 Krausz inventory step-up amortization 4.5 Income tax benefit of adjusting items (3.7) Adjusted net income $ 68.0 Weighted average diluted shares outstanding 158.9 Adjusted net income per diluted share $ 0.43 (1) We do not allocate interest or income taxes to our segments. 30

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 23.6 Income tax expense (1) 6.9 Interest expense, net (1) 15.6 Walter Energy Accrual 38.4 Pension costs other than service (2) 0.8 Operating income (loss) $ 131.6 $ (9.5) $ (36.8) 85.3 Strategic reorganization and other charges 1.1 — 11.5 12.6 Krausz inventory step-up amortization 4.5 — — 4.5 Adjusted operating income (loss) 137.2 (9.5) (25.3) 102.4 Pension benefit other than service, excluding the effect of exit of pension plans — — 0.1 0.1 Depreciation and amortization 32.8 5.9 0.1 38.8 Adjusted EBITDA $ 170.0 $ (3.6) $ (25.1) $ 141.3 Adjusted operating margin 21.6% (14.7)% 14.6% Adjusted EBITDA margin 26.7% (5.6)% 20.2% Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 17.8 Less capital expenditures (52.9) Free cash flow $ (35.1) (1) We do not allocate interest or income taxes to our segments. (2) Pension cost other than service includes a $1.0 million contribution for the nine month period ended June 30, 2019 to annuitize the accounts of all participants in our Canadian pension plans. 31

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 595.3 $ 66.4 $ — $ 661.7 Gross profit $ 207.3 $ (2.9) $ — $ 204.4 Selling, general and administrative expenses 77.2 21.7 24.9 123.8 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 8.2 8.4 Operating income (loss) (1) $ 130.0 $ (24.7) $ (24.1) $ 81.2 Operating margin 21.8% (37.2)% 12.3% Capital expenditures $ 21.8 $ 5.0 $ 0.1 $ 26.9 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 80.6 One-time impacts from tax legislation (35.1) Warranty charge 14.1 Gain on sale of idle property (9.0) Strategic reorganization and other charges 8.4 Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit of adjusting items (4.9) Adjusted net income $ 57.9 Weighted average diluted shares outstanding 159.5 Adjusted net income per diluted share $ 0.36 (1) We do not allocate interest or income taxes to our segments. 32

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 80.6 One-time impacts from tax legislation (35.1) Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax expense (1) 15.5 Interest expense, net (1) 15.7 Pension costs other than service 0.7 Operating income (loss) $ 130.0 $ (24.7) $ (24.1) 81.2 Warranty charge — 14.1 — 14.1 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 8.2 8.4 Adjusted operating income (loss) 130.1 (10.5) (24.9) 94.7 Pension costs other than service — — (0.7) (0.7) Depreciation and amortization 27.7 4.4 0.2 32.3 Adjusted EBITDA $ 157.8 $ (6.1) $ (25.4) $ 126.3 Adjusted operating margin 21.9% (15.8)% 14.3% Adjusted EBITDA margin 26.5% (9.2)% 19.1% Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 70.1 Less capital expenditures (26.9) Free cash flow $ 43.2 (1) We do not allocate interest or income taxes to our segments. 33

Where Intelligence Meets Infrastructure®